                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE
  9.375% SENIOR EXCHANGE NOTES DUE 2013, WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES ACT OF 1933, AS AMENDED,
                FOR ANY AND ALL OUTSTANDING 9.375% SENIOR NOTES
                                    DUE 2013
                                       OF
                           INNOVA, S. DE R.L. DE C.V.

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 11, 2004 (THE "EXPIRATION DATE"),
                 UNLESS EXTENDED BY INNOVA, S. DE R.L. DE C.V.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

By Registered Mail or Overnight Carrier:      Facsimile Transmission:            By Hand Delivery:
         The Bank of New York             (for eligible institutions only)     The Bank of New York
      Corporate Trust Operations                   (212) 298-1915           Corporate Trust Operations
         Reorganization Unit                                                    Reorganization Unit
          101 Barclay Street                                                    101 Barclay Street
             Floor 7 East                      Confirm by Telephone:               Floor 7 East
       New York, New York 10286                    (212) 815-6331            New York, New York 10286
       Attn: Giselle Guadalupe                                                Attn: Giselle Guadalupe

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


   The undersigned acknowledges receipt of the prospectus dated February 12, 2004 (the "Prospectus"), of Innova, S. de R.L. de C.V. ("Innova"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe Innova's offer (the "Exchange Offer") to exchange its 9.375% Senior Exchange Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act, for each of its outstanding 9.375% Senior Notes due 2013 (the "Outstanding Notes") from the holders thereof.


     The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

                                 DESCRIPTION OF NOTES
------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF
   REGISTERED HOLDER(S)          CERTIFICATE  AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT
     (PLEASE FILL IN)            NUMBER(S)*   AMOUNT REPRESENTED**     TENDERED**
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT OF NOTES
------------------------------------------------------------------------------------

* Need not be completed by holders delivering by book-entry transfer (see below).

** Outstanding Notes may be tendered in whole or in part in denominations of U.S.$10,000 of principal amount at maturity for Rule 144A Global Notes and in denominations of U.S.$1,000 of principal amount at maturity for Regulation S Global Notes and, in both cases, in integral multiples of U.S.$1,000 in excess thereof. All Outstanding Notes held shall be deemed tendered unless a lesser number is specified in this column. See instruction 4.

     Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC").

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THE BOXES BELOW.

-    CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED
     HEREWITH.

- CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:_________________________________________

     Account Number with DTC:_______________________________________________

     Transaction Code Number:_______________________________________________

- CHECK HERE IF YOU TENDERED BY BOOK-ENTRY TRANSFER AND DESIRE ANY NON-EXCHANGED NOTES TO BE RETURNED TO YOU BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 1)

     To be completed only if tendered notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the exchange agent. Complete the following (please enclose a photocopy of such notice of guaranteed delivery):

     Name of Registered Holder(s):__________________________________________

     Window Ticket Number (if any):_________________________________________

     Date of Execution of the Notice of Guaranteed Delivery:________________

     Name of Eligible Institution that Guaranteed Delivery:_________________

          If Delivered By Book-Entry Transfer, Complete The Following:

     Name of Tendering Institution:_________________________________________

     Account Number at DTC:_________________________________________________

     Transaction Code Number:_______________________________________________

                              BROKER-DEALER STATUS

- Check here if you are a broker-dealer that acquired your tendered notes for your own account as a result of market-making or other trading activities and wish to receive 10 additional copies of the Prospectus and any amendments or supplements thereto.

     Name:__________________________________________________________________
     Address:_______________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Innova the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Innova all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Innova, in connection with the Exchange Offer) to cause the Outstanding Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, Innova will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Innova to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Notes by Innova and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Innova of its obligations under the Registration Rights Agreement, dated as of September 19, 2003, among Innova, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc. (the "Registration Rights Agreement"), and that Innova shall have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Innova), as more particularly set forth in the Prospectus, Innova may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, Innova may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer -- Conditions" occur.

     The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon Innova's acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and Innova upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, Innova may not be required to accept for exchange any of the Outstanding Notes.

     By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired pursuant to the exchange offer are being acquired in the ordinary course of business of the undersigned, (2) the undersigned is not engaging in and does not intend to engage in a distribution of the Exchange Notes, (3) the undersigned does not have an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (4) the undersigned is not an "affiliate" of Innova or the guarantors within the meaning of Rule 405 under the Securities Act of 1933, as amended, and (5) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

     Any holder of Outstanding Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13,
1988) or similar interpretive letters and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned, by completing the box entitled "Description of Outstanding Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

                                PLEASE SIGN HERE
                  (To Be Completed By All Tendering Holders of

                  Outstanding Notes Regardless of Whether Notes

       Are Being Physically Delivered Herewith, unless an Agent's Message

      Is Delivered in Connection with a Book-Entry Transfer of Such Notes)

This Letter of Transmittal must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below.

     If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid power of attorney.

X_____________________________________________________________________________

X_____________________________________________________________________________
                Signature(s) of Holder(s) or Authorized Signatory

Dated_________________________________

Name(s)_______________________________________

      ________________________________________

       Capacity____________________________________________

       Address_____________________________________________
                           (Including Zip Code)

Area Code and Telephone No.________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

       SIGNATURE GUARANTEE (If required - see Instructions 2 and 5 below)

         Certain Signatures Must be Guaranteed by a Signature Guarantor

________________________________________________________________________________
              (Name of Signature Guarantor Guaranteeing Signatures)

________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                      Firm)

________________________________________________________________________________
                             (Authorized Signature)

________________________________________________________________________________
                                 (Printed Name)

________________________________________________________________________________
                                     (Title)

Dated________________________

                          SPECIAL ISSUANCE INSTRUCTIONS

                         (SEE INSTRUCTIONS 4 THROUGH 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered are to be issued in the name of, or Exchange Notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Issue:  - Exchange Notes                        - Outstanding
Notes   (Complete as applicable)

NAME____________________________________________________________________________
                                 (PLEASE PRINT)

ADDRESS_________________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________
                  TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER
                        (SEE SUBSTITUTE FORM W-9 HEREIN)

Credit Outstanding Notes not tendered, but represented by certificates tendered by this Letter of Transmittal, by book-entry transfer to:

- The Depository Trust Company

- ____________________________

Account Number______________________________

Credit Exchange Notes issued pursuant to the exchange offer by book-entry transfer to:

- The Depository Trust Company

- ____________________________

Account Number______________________________

                          SPECIAL DELIVERY INSTRUCTIONS

                         (SEE INSTRUCTIONS 4 THROUGH 7)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this Letter of Transmittal to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Deliver:  - Exchange Notes                 - Outstanding Notes
          (Complete as applicable)

NAME____________________________________________________________________________
                                 (PLEASE PRINT)

ADDRESS_________________________________________________________________________
                                 (PLEASE PRINT)

________________________________________________________________________________
                                                                      (ZIP CODE)

________________________________________________________________________________

Is this a permanent address change?

- Yes    - No (check one box)

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This Letter of Transmittal is to be completed by holders of Outstanding Notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering." For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offer -- Book-Entry Transfer" and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFER. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO INNOVA.

     If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's Letter of Transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined in Instruction 2 below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by Innova herewith, or an agent's message with respect to a guaranteed delivery that is accepted by Innova, must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the Prospectus) together with a Letter of Transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the Letter of Transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

     Upon request to the exchange agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

     2. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (banks; brokers and dealers; credit unions; national securities exchanges; registered securities associations; learning agencies; and savings associations) unless the notes tendered hereby are tendered (1) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the Letter of Transmittal, or (2) for the account of an "eligible guarantor institution." If the notes are registered in the name of a person other than the person who signed the Letter of Transmittal or if notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer -- Procedures for Tendering Outstanding Notes," in the Prospectus.

     3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the Prospectus, tenders of notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this Letter of Transmittal. Any such notice of withdrawal must (1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer) and the aggregate principal amount represented by such notes, and (3) be signed by the holder of such notes in the same manner as the original signature on the Letter of Transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder. If the notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

     Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" at any time prior to the expiration date.

     4. PARTIAL TENDERS. Tenders of notes pursuant to the exchange offer will be accepted only in denominations of U.S.$10,000 of principal amount at maturity for Rule 144A Global Notes and in denominations of U.S.$1,000 of principal amount at maturity for Regulation S Global Notes and, in both cases, in integral multiples of U.S.$1,000 in excess thereof. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes held by the holder is not tendered, certificates for the principal amount of notes not tendered and Exchange Notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 6), as soon as practicable following the expiration date.

     5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

     If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution. See Instruction 2.

     Endorsements on certificates for notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution. See Instruction 2.

     If this Letter of Transmittal or any certificates representing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent of their authority so to act must be submitted with this Letter of Transmittal.

     6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

     7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number, the holder may be subject to backup withholding and a U.S.$50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional instructions.

     To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the outstanding notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which tax payer identification number to report.

     Innova reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

     8. TRANSFER TAXES. Innova will pay all transfer taxes, if any, required to be paid by Innova in connection with the exchange of the Outstanding Notes for the Exchange Notes. If, however, Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

     9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. Any holder whose Exchange Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated above for further instructions.

     10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the Prospectus and the form and validity of all documents will be determined by Innova, in its sole discretion, which determination shall be final and binding on all parties. Innova reserves the absolute right, in its sole discretion, to reject any or all tenders of any notes determined by it not to be in proper form or the acceptance of which may, in the opinion of Innova's counsel, be unlawful. Innova also reserves the absolute right, in its sole discretion, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. Innova's interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Innova shall determine. None of Innova, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived. Any notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                         PAYER'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX
FORM W-9                    AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.     _____________________________________________
                                                                                           Social Security Number(s)
                                                                                                       OR
                                                                                        Employer Identification Number(s)
                            ---------------------------------------------------------------------------------------------------
DEPARTMENT OF THE TREASURY  PART 2--CERTIFICATION -- Under Penalties of           PART 3 --
                            Perjury, I certify that:

INTERNAL REVENUE SERVICE    (1)  The number shown on this form is my correct      Awaiting TIN -
                                 taxpayer identification number (or I am
                                 waiting for a number to be issued to me), and

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION     (2)  I am not subject to backup withholding because:
NUMBER ("TIN")                   (a) I am exempt from backup withholding, (b) I
                                 have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup
                                 withholding as a result of a failure to report
                                 all interest or dividends, or (c) the IRS has
                                 notified me that I am no longer subject to
                                 backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE___________________________ DATE ______________________________________

NAME (please print) ____________________________________________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, up to 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

SIGNATURE____________________________ DATE _____________________________________

NAME (please print)_____________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP
      WITHHOLDING AND A U.S.$50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

This type of account                  Give the SOCIAL SECURITY       For this type of account         Give the SOCIAL SECURITY
                                      number of __                                                    number of __

1.    An individual's account         The individual                 8.   Sole proprietorship         The owner(4)
                                                                          account

2.    Two or more individuals (joint  The actual owner of the        9.   A valid trust, estate, or   Legal entity (Do not furnish
      account)                        account or, if combined             pension trust               the identifying number of the
                                      funds, any one of the                                           personal representative or
                                      individuals(1)                                                  trustee unless the legal
                                                                                                      entity itself is not
                                                                                                      designated in the account
                                                                                                      title.)(5)

3.    Husband and wife (joint         The actual owner of the       10.   Corporate account           The corporation
      account)                        account or, if joint funds,
                                      person(1)

4.    Custodian account of a minor    The minor(2)                  11.   Association, club,          The organization
      (Uniform Gift to Minors Act)                                        religious, charitable,
                                                                          educational or other tax-
                                                                          exempt organization
                                                                          account

5.    Adult and minor (joint          The adult or, if the minor    12.   Partnership account held    The partnership
      account)                        is the only contributor, the        in the name of the
                                      minor(1)                            business

6.    Account in the name of          The ward, minor, or           13.   A broker or registered      The broker or nominee
      guardian or committee for a     incompetent person(3)               nominee
      designated ward, minor, or
      incompetent person

7.    a. The usual revocable          The grantor-trustee(1)        14.   Account with the            The public entity
      savings trust account (grantor                                      Department of Agriculture
      is also trustee)                                                    in the name of a public
                                                                          entity (such as a State or
      b. So-called trust account      The actual owner(1)                 local government, school
      that is not a legal or valid                                        district or prison) that
      trust under State law                                               receives agricultural
                                                                          program payments.

--------------------
    (1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's social security number must be furnished.

    (2)  Circle the minor's name and furnish the minor's social security number.

    (3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

    (4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

    (5) List first and circle the name of the legal trust, estate or pension trust.

    NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for IRS Individual Taxpayer Identification Number (for individuals ineligible to obtain a U.S. Social Security number) or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments of interests and dividends include the following:

-        A corporation

-        A financial institution

- An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code") an individual retirement plan, or a custodial account under Section 403(b)(7) of the Code, if the account satisfies the requirements of Section 401(f)(2) of the Code.

-        The United States or any agency or instrumentality thereof.

- A State, The District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization, or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.

-        A real estate investment trust.

- A common trust fund operated by a bank under section 584(a) of the Code.

- An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code.

- An entity registered at all times under the Investment Company Act of 1940.

-        A foreign central bank of issue.

BROKER TRANSACTIONS: All payees listed above, other than an exempt charitable remainder trust, a non-exempt trust described in Section 4947(a)(1) of the Code or a middleman as described above are exempt payees with regard to broker transactions.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441 of the Code.

-        Payments to partnerships not engaged in a trade or business in the U.S.
         and which have at least one nonresident alien partner.

- Payments of patronage dividends where the amount renewed is not paid in money.

-        Payments made by certain foreign organizations.

-        Payments made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

- Payments described in section 6049(b)(5) of the Code to non-resident aliens.

-        Payments on tax-free covenant bonds under section 1451 of the Code.

-        Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A of the Code and Treasury regulations promulgated thereunder.

PRIVACY ACT NOTICE - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.